Exhibit 10.32

                                   ASSIGNMENT
                                   ----------

     Tri H Investors, a California General Partnership hereby assigns all of its rights, title, benefits, and interest in and to that certain Food Processing and Packing Credit Agreement, by and between Triple H Food Processors, Inc. and in Tri H Investors dated November 27, 2000 and attached hereto as Exhibit A, to Spectrum Organic Products, Inc., a California Corporation.





                                        TRI H INVESTORS,
                                        a California General Partnership



Dated: November 27, 2000                By:  /s/  Thomas G. Harris
                                           ------------------------------------
                                                  THOMAS G. HARRIS,
                                                  General Partner


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                                  EXHIBIT "A"

                  FOOD PROCESSING AND PACKING CREDIT AGREEMENT


This Food Processing and Packing Credit Agreement is made and entered into this 27 day of November, 2000 by and between TRIPLE H FOOD PROCESSORS, INC., a California Corporation, with its principal place of business located 5821 Wilderness Avenue, Riverside, California, (hereinafter referred to as "PACKER"), and TRI H INVESTORS, a California General Partnership with its principal place of business located at 5821 Wilderness Avenue, Riverside, California, (hereinafter referred to as "TRI H"), as follows:


                                    RECTTALS
                                    --------

WHEREAS, the PACKER and TRI H have entered into a certain Lease of Personal Property, dated November 27, 2000, under the terms of which TRI H has leased to the PACKER certain items of food processing and packing equipment and fixtures for use in its food packing and process business, and under the terms of which the PACKER has agreed, among other thinks, to provide to TRI H per case food processing and packing credits in the total sum of $215,000.00, to be used as a credit, deduction or offset against any food processing and packing services provided or to be provided by PACKER to TRI H, or its duly authorized assignees; and


WHEREAS, TRI H, or its duly authorized assignees, desire to utilize the various food processing and packing credits, deductions, or offsets against any sums owed to the PACKER for packing services rendered or provided by the PACKER

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during the term of any food processing or packing production contract that is in force and effect by and between the PACKER and TRI H, or its duly authorized assignees during the term of this Agreement;


NOW, THEREFORE, in consideration of the foregoing and the promises, representations, agreements and warranties contained herein, the parties hereto agree as follows:


   1. Until the credit, deduction or offset amount set forth in paragraph 2. hereinbelow has been fully utilized or exhausted, the PACKER shall credit, deduct, or offset against any contract food packaging and processing fees that would otherwise be due and payable to PACKER under the terms of any food processing or packaging contract that is then in force and effect by and between the PACKER and TRI I-I, or its duly authorized assignees, the following per case amounts for the following types of products:


            A.  Organic sauces and salsas: $0.20 per case;
            B.  Non-organic products: $0.10 per case;
            C.  Organic/Non-organic salad dressings: $0.10; and
            D. New products not currently formulated: $0.20 per case for organic products and $0.10 per case for non-organic products.

   2. The total amount of the credit, deduction or offset under this Agreement shall be the sum of $215,000.00, and the credit, deduction or offset shall begin to accrue on per case basis only upon the execution of a written Processing and Packaging Agreement by and between the PACKER and TRJ H, or its duly authorized assignees, and the actual commencement of production by the PACKER pursuant to any such Processing and Packaging Production Agreement. The

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


credit, deduction, or offset amount, based upon the above-listed products and per case amounts, shall be shown on each invoice from the PACKER to TRI H, or its duly authorized assignees, until the entire 521 5,000.00 amount has been fully credited, deducted, or offset, or until the termination of the said written Processing and Packaging Production Agreement, whichever event occurs first, except as otherwise provided hereinbelow and in said Processing and Packaging Agreement. In no event shall the total credit, deduction, or offset hereunder exceed the sum of $215,000.00 under any circumstances.


IN THE EVENT THAT ANY REQUIRED PROCESSING AND PACKAGING AGREEMENT BETWEEN THE PACKER AND TRI H. OR ITS DULY AUTHORTZED ASSTGNEE, IS NOT RENEWED BY TRT H,
OR ITS DULY AUTHORIZED ASSIGNEE, OR IN THE EVENT THAT ANY REQUIRED PROCESSING AND PACKAGING AGREEMENT IS TERMINATED BY TRI H, OR ITS DULY AUTHORIZED
ASSIGNEE, FOR ANY REASON, OTHER THAN AS A RESULT OF A DEFAULT BY THE PACKER THEREUNDER, OR IF ANY REQUIRED PROCESSING AND PACKING AGREEMENT IS TERMINATED BY THE PACKER AS A RESULT OF A DEFAULT THEREUNDER BY TRI H, OR ITS DULY
AUTHORIZED ASSIGNEE, THEN THERE SHALL BE NO REFUND OR ADJUSTMENT OF ANY KIND
FOR ANY UNUSED CREDIT, DEDUCTION, OR OIFFSET AMOUNT AS A CONSEQUENCE OF THE TERMINATION OF ANY SUCH REQUIRED PROCESSING AND PACKAGING PRODUCTION AGREEMENT BY AND BETWEEN THE PACKER AND TRI H, OR ITS DULY AUTHOR1ZEE ASSIGNEES. THE

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


FOREGOING NOTWITHSTANDING, IN THE EVENT THAT ANY REQUIRED PROCESSTNG AND PACKAGING AGREEMENT IS NOT RENEWED BY THE PACKER, OR IN THE EVENT THAT ANY REQUIRED PROCESSING AND PACKAGING AGREEMENT IS TERMINATED BY THE PACKER OR IS TERPffNATEID BY TRI H, OR ITS DULY AUTHORIZED ASSIGNEE, AS A RESULT OF A DEFAULT BY PACKER UNDER THE PROCESSING AND PACKAGING AGREEMENT, THEN ANY UNUSED CREDIT HEREUNDER SHALL IMMEDIATELY BE PAID TO TRI H OR ITS DULY AUTHORIZED ASSIGNEE.

   3. Miscellaneous Provisions:

                                  Choice of Law

          A. This Agreement shall be deemed to be executed and delivered in Riverside, Riverside County, California and governed by and construed in accordance with the laws of the State of California.

                              Heirs and Successors

          B. This Agreement and each of its provisions shall be binding on and shall inure to the benefit of the respective heirs, devisees, legatees, executors, administrators, trustees, successors, and assigns of the parties to this Agreement and their duly authorized assignees. Nothing contained in this Paragraph shall be construed as a consent by PACKER to any assignment of this Agreement or any rights or interest therein by TRI H. Except, however, consent is hereby given by the PACKER for the assignment of this Agreement by TRI H to

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


SPECTRUM ORGANIC PRODUCTS, INC., a California Corporation, but no consent is given to any other assignments by TRI H or by SPECTRUM ORGANIC PRODUCTS, INC. without the prior written consent of PACKER.

                                      Time

          C. Time is of the essence in this Agreement and in each provision contained within, and each provision is made and declared to be a material, necessary, and essential part of this Lease.

                                   Arbitration

         D. Any controversy or claim, including any claims of interpretation or misrepresentation, arising out of or related to this Agreement or breach of this Agreement shall be settled by binding arbitration. The arbitration shall be concluded by a single arbitrator in Riverside County, California, under the then current rules of the American Arbitration Association provided that the arbitrator shall be chosen from a panel of persons knowledgeable in the food packing/processing business. The decision and award of the arbitrator shall be final and binding and the award so rendered may be entered in any court having jurisdiction. The arbitration shall be held and the award shall be deemed to be made in Riverside, California.

                      Agreement Survives Partial Invalidity

          E. If any provisions of this Agreement or the application of any of its provisions to any party or circumstance is held invalid or unenforceable, the remainder of this Agreement and the application of the provisions to the other parties or circumstances shall remain valid and in full force and effect.

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


          IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written hereinabove.



                                            TRI H:

                                            TRI-H INVESTORS
                                            A California General Partnership


                                            By:  /s/  THOMAS G. HARRIS
                                               --------------------------------
                                                      THOMAS G. HARRIS,
                                                      General Partner

                                            PACKER:

                                            TRI H FOOD PROCESSORS, INC.,
                                            A California Corporation

                                            By:  /s/  RICHARD J. HARRIS
                                               --------------------------------
                                                      RICHARD J. HARRIS,
                                                      Secretary/Treasurer


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